SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                      0-26483                 94-3236309
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)        Identification Number)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events and Regulation FD Disclosure.

      On April 28, 2004, VaxGen, Inc. issued a press release entitled, "VaxGen Submits Proposal to Produce Up to 75 Million Doses of Anthrax Vaccine; Discontinues Plague Vaccine Program".

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements. Not applicable

      (b)   Financial Information. Not applicable

      (c)   Exhibits.

Exhibit No.                Description
-----------                -----------

99.1 Press release dated April 28, 2004, entitled, "VaxGen Submits Proposal to Produce Up to 75 Million Doses of Anthrax Vaccine; Discontinues Plague Vaccine Program".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VaxGen, Inc.
                                                (Registrant)


Dated: April 28, 2004                     By: /s/ Lance K. Gordon
                                             ---------------------
                                             Lance K. Gordon
                                             President & Chief Executive Officer